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EXHIBIT 10.33
AMENDMENT TO RIGHTS AGREEMENT

        AMENDMENT, effective as of April 10, 2002, to the Rights Agreement (the "Rights Agreement"), dated as of February 28, 1999, between IFR Systems, Inc., a Delaware corporation (the "Company"), and Computershare Investors Services, successor to Harris Trust & Savings Bank, as Rights Agent (the "Rights Agent").

        WHEREAS, the Company and the Rights Agent entered into the Rights Agreement specifying the terms of the Rights (as defined therein); and

        WHEREAS, the Company and the Rights Agent desire to amend the Rights Agreement in accordance with Section 27 of the Rights Agreement.

        NOW THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment, the parties hereby agree as follows:

        1.    Section 1(a) is amended by adding the following paragraph at the end of said Section:

  Provided, however, that none of Aeroflex Incorporated, a Delaware corporation ("Aeroflex"), and Testco Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Aeroflex ("Merger Subsidiary") and their Affiliates and Associates shall be deemed to be an Acquiring Person by virtue of (i) the execution, delivery or performance of the Agreement and Plan of Merger, dated as of April    , 2002 (the "Merger Agreement," which term shall include any amendments thereto) by and among the Company, Aeroflex and Merger Subsidiary; (ii) the announcement, making or consummation of the Offer (as defined in the Merger Agreement); (iii) the acquisition of Shares (as defined in the Merger Agreement) pursuant to the Offer or the Merger (as defined in the Merger Agreement); (iv) the consummation of the Merger; or (v) the consummation of any of the transactions contemplated by the Merger Agreement.

        2.    Section 1(g) is amended by adding the following at the end of said Section:

  Notwithstanding anything to the contrary contained in this Agreement, a Distribution Date shall not occur or be deemed to occur as a result of (i) the execution, delivery or performance of the Merger Agreement; (ii) the announcement, making or consummation of the Offer; (iii) the acquisition of Shares pursuant to the Offer or the Merger; (iv) the consummation of the Merger; or (v) the consummation of any of the transactions contemplated by the Merger Agreement.

        3.    Section 1(m) is amended by adding the following at the end of said Section:

  Notwithstanding anything to the contrary contained in this Agreement, a Shares Acquisition Date shall not occur or be deemed to occur as a result of (i) the execution, delivery or performance of the Merger Agreement; (ii) the announcement, making or consummation of the Offer; (iii) the acquisition of Shares pursuant to the Offer or the Merger; (iv) the consummation of the Merger; or (v) the consummation of any of the transactions contemplated by the Merger Agreement.

        4.    Section 13 is amended by adding the following at the end of said Section as a new paragraph (d):

  Notwithstanding anything to the contrary contained in this Agreement, the Merger shall not constitute a Section 13 Event.

        5.    The term "Agreement" as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.

        6.    The foregoing amendment shall be effective as of the date first above written, and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

        7.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed this 10 day of April, 2002.

IFR SYSTEMS, INC.
By:

Name:

Title:

COMPUTERSHARE INVESTORS SERVICES, as Rights Agent
By:

Name:

Title:

2

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EXHIBIT 10.33 AMENDMENT TO RIGHTS AGREEMENT